                                                       Exhibit 24


                       NORWEST CORPORATION

                        Power of Attorney
                   of Director and/or Officer


           KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, JOHN T. THORNTON, CHARLES D. WHITE, STANLEY S. STROUP AND LAUREL A. HOLSCHUH, and each or any of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debt and equity securities, and other securities related thereto, in an aggregate amount not to exceed $3,000,000,000, proposed to be sold by said Corporation, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

           IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 14th day of July, 1995.




                                /s/ David A. Christensen
                                ---------------------------------
                                David A. Christensen






M1:0035634.01

                       NORWEST CORPORATION

                        Power of Attorney
                   of Director and/or Officer


           KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, JOHN T. THORNTON, CHARLES D. WHITE, STANLEY S. STROUP AND LAUREL A. HOLSCHUH, and each or any of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debt and equity securities, and other securities related thereto, in an aggregate amount not to exceed $3,000,000,000, proposed to be sold by said Corporation, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

           IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 14th day of July, 1995.




                                /s/ Pierson M. Grieve
                                ---------------------------------
                                Pierson M. Grieve






M1:0035634.01

                       NORWEST CORPORATION

                        Power of Attorney
                   of Director and/or Officer


           KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, JOHN T. THORNTON, CHARLES D. WHITE, STANLEY S. STROUP AND LAUREL A. HOLSCHUH, and each or any of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debt and equity securities, and other securities related thereto, in an aggregate amount not to exceed $3,000,000,000, proposed to be sold by said Corporation, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

           IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 14th day of July, 1995.




                                /s/ Charles M. Harper
                                ---------------------------------
                                Charles M. Harper






M1:0035634.01

                       NORWEST CORPORATION

                        Power of Attorney
                   of Director and/or Officer


           KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, JOHN T. THORNTON, CHARLES D. WHITE, STANLEY S. STROUP AND LAUREL A. HOLSCHUH, and each or any of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debt and equity securities, and other securities related thereto, in an aggregate amount not to exceed $3,000,000,000, proposed to be sold by said Corporation, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

           IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 14th day of July, 1995.




                                /s/ William A. Hodder
                                ---------------------------------
                                William A. Hodder






M1:0035634.01

                       NORWEST CORPORATION

                        Power of Attorney
                   of Director and/or Officer


           KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, JOHN T. THORNTON, CHARLES D. WHITE, STANLEY S. STROUP AND LAUREL A. HOLSCHUH, and each or any of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debt and equity securities, and other securities related thereto, in an aggregate amount not to exceed $3,000,000,000, proposed to be sold by said Corporation, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

           IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 14th day of July, 1995.




                                /s/ Reatha Clark King
                                ---------------------------------
                                Reatha Clark King






M1:0035634.01

                       NORWEST CORPORATION

                        Power of Attorney
                   of Director and/or Officer


           KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, JOHN T. THORNTON, CHARLES D. WHITE, STANLEY S. STROUP AND LAUREL A. HOLSCHUH, and each or any of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debt and equity securities, and other securities related thereto, in an aggregate amount not to exceed $3,000,000,000, proposed to be sold by said Corporation, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

           IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 14th day of July, 1995.




                                /s/ Richard M. Kovacevich
                                ---------------------------------
                                Richard M. Kovacevich






M1:0035634.01

                       NORWEST CORPORATION

                        Power of Attorney
                   of Director and/or Officer


           KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, JOHN T. THORNTON, CHARLES D. WHITE, STANLEY S. STROUP AND LAUREL A. HOLSCHUH, and each or any of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debt and equity securities, and other securities related thereto, in an aggregate amount not to exceed $3,000,000,000, proposed to be sold by said Corporation, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

           IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 14th day of July, 1995.




                                /s/ Richard S. Levitt
                                ---------------------------------
                                Richard S. Levitt






M1:0035634.01

                       NORWEST CORPORATION

                        Power of Attorney
                   of Director and/or Officer


           KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, JOHN T. THORNTON, CHARLES D. WHITE, STANLEY S. STROUP AND LAUREL A. HOLSCHUH, and each or any of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debt and equity securities, and other securities related thereto, in an aggregate amount not to exceed $3,000,000,000, proposed to be sold by said Corporation, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

           IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 14th day of July, 1995.




                                /s/ Richard D. McCormick
                                ---------------------------------
                                Richard D. McCormick






M1:0035634.01

                       NORWEST CORPORATION

                        Power of Attorney
                   of Director and/or Officer


           KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, JOHN T. THORNTON, CHARLES D. WHITE, STANLEY S. STROUP AND LAUREL A. HOLSCHUH, and each or any of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debt and equity securities, and other securities related thereto, in an aggregate amount not to exceed $3,000,000,000, proposed to be sold by said Corporation, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

           IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 14th day of July, 1995.




                                /s/ Cynthia H. Milligan
                                ---------------------------------
                                Cynthia H. Milligan






M1:0035634.01

                       NORWEST CORPORATION

                        Power of Attorney
                   of Director and/or Officer


           KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, JOHN T. THORNTON, CHARLES D. WHITE, STANLEY S. STROUP AND LAUREL A. HOLSCHUH, and each or any of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debt and equity securities, and other securities related thereto, in an aggregate amount not to exceed $3,000,000,000, proposed to be sold by said Corporation, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

           IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 14th day of July, 1995.




                                /s/ Ian M. Rolland
                                ---------------------------------
                                Ian M. Rolland






M1:0035634.01

                       NORWEST CORPORATION

                        Power of Attorney
                   of Director and/or Officer


           KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, JOHN T. THORNTON, CHARLES D. WHITE, STANLEY S. STROUP AND LAUREL A. HOLSCHUH, and each or any of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debt and equity securities, and other securities related thereto, in an aggregate amount not to exceed $3,000,000,000, proposed to be sold by said Corporation, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

           IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 14th day of July, 1995.




                                /s/ Stephen E. Watson
                                ---------------------------------
                                Stephen E. Watson






M1:0035634.01

                       NORWEST CORPORATION

                        Power of Attorney
                   of Director and/or Officer


           KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, JOHN T. THORNTON, CHARLES D. WHITE, STANLEY S. STROUP AND LAUREL A. HOLSCHUH, and each or any of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debt and equity securities, and other securities related thereto, in an aggregate amount not to exceed $3,000,000,000, proposed to be sold by said Corporation, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

           IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 14th day of July, 1995.




                                /s/ Michael W. Wright
                                ---------------------------------
                                Michael W. Wright






M1:0035634.01